[THE AMERICAN FUNDS GROUP(R)]
THE GROWTH FUND
OF AMERICA

[montage illustration of a DNA strand, fiber optic cables, satellite dishes on a hillside, and a scientific thermometer]

Semi-Annual Report
for the six months
ended February 28, 2001


THE GROWTH FUND OF AMERICA(R) is one of the 29 American Funds, the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

The Growth Fund of America invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge), unless otherwise indicated. Results for other share classes can be found on page 23. Here are the fund's one-year total return and average annual compound returns with all distributions reinvested for periods ended March 31, 2001 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods. Sales charges are lower for accounts of $25,000 or more.

                            10 YEARS               5 YEARS               1 YEAR
Class A shares              +16.02%                +18.69%               -26.03%

reflecting 5.75% maximum sales charge

Please see the back cover for important information about other share classes.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.



FELLOW SHAREHOLDERS:

A year ago, we wrote that the law of gravity had not been repealed for technology stocks and that the pace at which share values had been rising was "clearly unsustainable." Although we didn't intend to make a prediction, those words foreshadowed a sharp decline in the technology sector.

In recent months, the U.S. stock market has been swept up in a crisis of investor confidence that followed the technology and Internet-related stock declines. The Nasdaq decline began on March 10, 2000. Not long after, several large technology companies issued earnings warnings. Dot.com startup companies with no earnings, which we generally avoided, faltered when the funding from their initial public offerings ran out and additional financing was unavailable. Corporations cut their technology spending, and several technology companies announced layoffs. The market's decline has since spread from the technology sector to the broader averages.

During the six months ended February 28, 2001, the first half of the fund's 2001 fiscal year, the Nasdaq fell 48.8%. Our Lipper benchmarks experienced declines ranging from 23% to 33% (see below). Standard & Poor's 500 Composite Index, a measure of large U.S. company stocks, fell 17.8%.

Even though we held up better than most funds in our universe - and most relevant indexes - it was a disappointing period for The Growth Fund of America as well. The value of your holdings declined 18.4% for the six months ended February 28, 2001, assuming you reinvested a dividend of 14 cents and a capital gain distribution of $4.10 per share paid in December.

                                   TOTAL RETURNS                 AVERAGE ANNUAL COMPOUND
                                                                        RETURNS

                                   SIX         ONE          FIVE         TEN         LIFETIME*
                                   MONTHS      YEAR         YEARS        YEARS
The Growth Fund of America         -18.4%      -11.3%       +21.9%       +17.9%      +17.6%
Lipper Capital Appreciation        -23.2       -24.0        +12.3        +13.7       +13.8
 Fund Index
Lipper Growth Fund Index           -25.2       -20.8        +13.5        +13.9       +12.9
Lipper Multi-Cap Growth            -33.6       -33.3        +14.2        +15.0       +14.2
 Index
S&P 500                            -17.8       -8.2         +15.9        +15.5       +13.8

As of February 28, 2001

*Since 12/1/73, when Capital Research and Management Company became the fund's investment adviser.

SUPERIOR LONG-TERM RESULTS

Although we are unhappy with our recent results, it's worth remembering that this decline is only a brief period in a 28-year lifetime of superior long-term results. The previous two years were exceptional; in the fiscal year ended August 31, 2000, The Growth Fund of America produced a total return of 53.5%, outpacing all of its benchmarks. That followed a gain of 61.3% in the prior year.

FUND SHIFTS TO MORE DEFENSIVE POSTURE

In the past six months, The Growth Fund of America has moved to a more defensive posture, selling some technology stocks that we felt were overvalued and buying others when they fell to what we considered to be attractive prices. In general, we have shifted to larger companies with more solid balance sheets, increasing our investments in financial services and insurance companies. In addition, the fund has slightly increased its cash holdings to about 15% of net assets from 14% six months ago. That gives us $5 billion in cash available to invest if stocks of our favorite companies reach "bargain" levels.

As for the precipitous decline of Internet stocks, there's no question that the Internet is here to stay. Every day the World Wide Web becomes a bigger part of people's lives. There's also little doubt that technology companies involved with the expansion of bandwidth for high-speed data communications have a good future. But valuations became so high for most of these companies that even the hint of a pause in growth had an immediate negative impact on stock prices. Some technology companies thought their position was so strong that they were impervious to the business cycle. That turned out not to be true.

Media companies, long one of the fund's larger investment concentrations, also had a difficult six months. Since many are content providers for the Internet, the fall in Internet stocks and the failure of many pure Internet companies also had a negative impact on these stocks. Media companies have been excellent long-term investments for the fund, however, and we believe they will continue to thrive in the future because of growing global demand for entertainment and information.

Media stocks are the fund's largest industry holding at 15.6% of the total portfolio, followed by semiconductor equipment and products (8.4%), insurance (7.7%), pharmaceuticals (7.0%), and software (4.5%).

CHALLENGING MONTHS AHEAD

The rest of the fiscal year could well be a challenging period. High energy prices, concerns about the availability of electricity in California and the uncertain outlook for corporate earnings by many technology companies are among the issues we face. On the other hand, the Federal Reserve Board has cut the federal funds rate three times in the past three months and seems determined to stimulate the economy. In addition, the Bush Administration and Congressional leaders are working toward a tax cut.

You can rest assured that the experienced professionals who manage your investment in The Growth Fund of America will be closely monitoring developments in the U.S. economy and around the world. We will continue to draw on the resources of Capital Research and Management Company's investment intelligence network which employs more than 100 analysts and portfolio counselors based on three continents. It's also reassuring to know that our fund's six portfolio counselors have been through tough times before. The counselors, who each manage a portion of the fund's assets, are all veterans with an average of 25 years experience in the investment business and with Capital Research.

As always, we encourage you to maintain a long-term perspective toward your investments.

Cordially,

/s/ James F. Rothenberg                /s/ James E. Drasdo
James F. Rothenberg                    James E. Drasdo
Chairman of the Board                  President

April 12, 2001


The Growth Fund of America, Inc.
Investment Portfolio, February 28, 2001                                (Unaudited)
[pie chart]
                                                                           Percent
                                                                            of Net
Largest Industry Holdings                                                   Assets

Media                                                                        15.64%
Semiconductor Equipment & Products                                             8.44
Insurance                                                                      7.66
Pharmaceuticals                                                                7.01
Software                                                                       4.50
Other Industries                                                              41.75
Cash & Equivalents                                                            15.00
[end pie chart]

Largest Equity Holdings

Viacom                                                                        3.41%
AOL Time Warner                                                                3.13
Berkshire Hathaway                                                             2.06
Clear Channel Communications                                                   2.02
American International Group                                                   1.97
Lowe's                                                                         1.95
Philip Morris                                                                  1.78
Walt Disney                                                                    1.65
Texas Instruments                                                              1.62
Marsh & McLennan                                                               1.52


                                                                                          Market  Percent
                                                                                           Value   of Net
Equity Securities (Common & Preferred Stocks)                               Shares          (000)  Assets

MEDIA  -  15.64%
Viacom Inc., Class B (merged with Infinity                               23,397,981     1,162,880
 Broadcasting Corp., Class A)  (1)
Viacom Inc., Class A  (1)                                                 1,629,400        82,268     3.41
AOL Time Warner Inc. (formerly Time Warner                               25,963,000     1,143,151     3.13
 Inc.) (1)
Clear Channel Communications, Inc.  (1)                                  12,905,833       737,568     2.02
Walt Disney Co.                                                          19,485,000       603,061     1.65
News Corp. Ltd. (ADR) (Australia)                                         6,650,000       243,058
News Corp. Ltd., preferred (ADR)                                          6,353,750       203,129     1.22
Comcast Corp., Class A, special stock  (1)                                8,173,500       354,015      .97
USA Networks, Inc.  (1)                                                   9,700,000       228,556      .63
Fox Entertainment Group, Inc., Class A  (1)                               8,720,000       208,408      .57
Adelphia Communications Corp., Class A  (1)                               3,957,100       157,047      .43
Cablevision Systems Corp., Class A  (1)                                   2,000,000       155,200      .43
Cox Communications, Inc., Class A  (1)                                    2,701,600       112,170      .31
Chris-Craft Industries, Inc.  (1)                                         1,142,176        80,980      .22
United Pan-Europe Communications NV                                       7,475,000        78,809      .22
 (Netherlands) (1)
Pixar  (1)                                                                1,000,000        32,500      .09
Telewest Communications PLC (United Kingdom)(1)                          16,500,000        31,461      .09
DoubleClick Inc.  (1)                                                     2,250,000        30,234      .08
AT&T Corp. Liberty Media Group, Class A (1)                               2,000,000        29,400      .08
UnitedGlobalCom, Inc., Class A  (1)                                       1,400,000        22,138      .06
BHC Communications, Inc., Class A  (1)                                       62,840         8,593      .03


SEMICONDUCTOR EQUIPMENT & PRODUCTS - 8.44%
Texas Instruments Inc.                                                   19,960,000       589,818     1.62
Micron Technology, Inc.  (1)                                              8,410,000       287,790      .79
PMC-Sierra, Inc.  (1)                                                     7,991,600       267,719      .73
Applied Materials, Inc.  (1)                                              5,700,000       240,825      .66
KLA-Tencor Corp.  (1)                                                     5,500,000       196,625      .54
Linear Technology Corp.                                                   4,858,700       192,526      .53
Analog Devices, Inc.  (1)                                                 4,866,666       181,527      .50
Taiwan Semiconductor Manufacturing Co. Ltd.                              39,549,000       110,198
 (Taiwan) (1)
Taiwan Semiconductor Manufacturing Co. Ltd.                               2,985,000        56,208      .45
 (ADR) (1)
LSI Logic Corp.  (1)                                                      9,000,000       144,990      .40
Microchip Technology Inc.  (1)                                            5,925,000       141,459      .39
Maxim Integrated Products, Inc. (1)                                       2,300,000       106,088      .29
Altera Corp.  (1)                                                         3,934,900        90,995      .25
Intel Corp.                                                               2,450,000        69,978      .19
Nikon Corp. (Japan)                                                       5,600,000        66,408      .18
Teradyne, Inc. (1)                                                        1,800,000        56,214      .15
United Rentals, Inc.  (1)                                                 3,000,000        51,330      .14
Adaptec, Inc.  (1)                                                        4,300,000        47,031      .13
Conexant Systems, Inc.  (1)                                               3,550,000        43,488      .12
Advanced Micro Devices, Inc.  (1)                                         1,973,600        42,432      .12
Dallas Semiconductor Corp.                                                1,400,000        39,060      .11
ON Semiconductor Corp.  (1)                                               6,175,000        37,050      .10
Fairchild Semiconductor Corp., Class A  (1)                                 997,300        14,650      .04
Cypress Semiconductor Corp.  (1)                                            300,000         5,874      .01


INSURANCE  -  7.66%
Berkshire Hathaway Inc., Class A  (1)                                        10,700       752,210     2.06
American International Group, Inc.                                        8,800,000       719,840     1.97
Marsh & McLennan Companies, Inc.                                          5,181,100       554,378     1.52
XL Capital Ltd., Class A (Bermuda -                                       3,285,000       249,693      .68
 Incorporated in Cayman Islands)
Progressive Corp.                                                         2,035,000       201,465      .55
Manulife Financial Corp. (Canada)                                         6,000,000       164,580      .45
Protective Life Corp.                                                     2,763,600        83,184      .23
Mercury General Corp.                                                     1,054,300        36,057      .10
MGIC Investment Corp.                                                       600,000        34,770      .10


PHARMACEUTICALS  -  7.01%
Forest Laboratories, Inc.  (1)                                            7,940,600       552,110     1.51
AstraZeneca PLC (United Kingdom)                                          7,890,000       359,477
AstraZeneca PLC (ADR)                                                       380,000        17,575     1.03
Eli Lilly and Co.                                                         3,500,000       278,110      .76
Pharmacia Corp.                                                           4,150,643       214,588      .59
Elan Corp., PLC (ADR) (Ireland) (1)                                       3,690,000       202,802      .56
Pfizer Inc                                                                4,100,000       184,500      .51
ALZA Corp.  (1)                                                           3,946,000       156,064      .43
Bristol-Myers Squibb Co.                                                  2,350,000       149,014      .41
American Home Products Corp.                                              2,325,000       143,615      .39
Shire Pharmaceuticals Group PLC (ADR)                                     2,144,800       114,613
 (United Kingdom) (1)
Shire Pharmaceuticals Group PLC  (1)                                        390,000         7,138      .33
Andrx Corp. - Andrx Group  (1)                                            2,020,000       115,677      .32
Cell Therapeutics, Inc.  (1)                                              1,445,000        34,409      .09
Guilford Pharmaceuticals, Inc.  (1)                                         900,000        20,306      .06
IVAX Corp.  (1)                                                             212,000         7,950      .02


SOFTWARE  -  4.50%
Microsoft Corp.  (1)                                                      6,673,800       393,754     1.08
Cadence Design Systems, Inc.  (1)                                        10,500,000       266,175      .73
Oracle Corp.  (1)                                                        12,500,000       237,500      .65
Intuit Inc.  (1)                                                          5,750,600       236,493      .65
PeopleSoft, Inc.  (1)                                                     5,900,000       190,275      .52
Computer Associates International, Inc.                                   3,975,000       123,980      .34
Macromedia, Inc.  (1)                                                     1,883,700        55,216      .15
BEA Systems, Inc.  (1)                                                    1,300,000        49,888      .14
Baltimore Technologies PLC (United Kingdom)(1)                           10,000,000        36,546      .10
Autodesk, Inc.                                                              901,000        34,351      .09
National Instruments Corp.  (1)                                             200,000         9,725      .03
BMC Software, Inc.  (1)                                                     300,000         9,038      .02


COMMUNICATIONS EQUIPMENT  -  3.16%
Corning Inc.                                                             11,902,400       322,555      .89
Nokia Corp., Class A (ADR) (Finland)                                     10,180,000       223,960      .61
Telefonaktiebolaget LM Ericsson, Class B                                 15,000,000       124,219      .34
 (ADR) (Sweden)
Cisco Systems, Inc. (1)                                                   5,000,000       118,437      .33
Motorola, Inc.                                                            5,776,500        87,630      .24
Juniper Networks, Inc. (1)                                                1,200,000        77,475      .21
Nortel Networks Corp. (Canada)                                            3,800,000        70,262      .19
Corvis Corp. (1) (2)                                                      2,980,260        31,106
Corvis Corp. (1)                                                          1,000,000        10,438      .11
Redback Networks Inc.  (1)                                                1,250,000        38,574      .11
3Com Corp.  (1)                                                           3,950,000        36,044      .10
Nexsi Corp., convertible preferred,                                       1,439,084        11,699      .03
   Series C (1) (2) (3)
ONI Systems Corp.  (1)                                                       13,100           440      .00


SPECIALTY RETAIL  -  2.81%
Lowe's Companies, Inc.                                                   12,716,600       710,604     1.95
Limited Inc.                                                              8,500,000       150,025      .41
Gap, Inc.                                                                 2,750,000        74,910      .21
Michaels Stores, Inc. (1)                                                 1,600,000        52,400      .14
Circuit City Stores, Inc. - Circuit City Group                            2,500,000        37,925      .10


HOTELS, RESTAURANTS & LEISURE  -  2.76%
Starbucks Corp. (1)                                                       9,250,000       440,531     1.21
Carnival Corp.                                                           11,420,900       380,773     1.04
MGM Mirage, Inc.                                                          5,149,600       138,421      .38
Harrah's Entertainment, Inc. (1)                                          1,477,000        45,817      .13


BIOTECHNOLOGY  -  2.71%
Enzon, Inc.  (1)                                                          1,880,000       119,497      .33
Millennium Pharmaceuticals, Inc.  (1)                                     3,400,000       114,750      .31
Affymetrix, Inc.  (1)  (2)                                                2,000,000       114,594      .31
Cephalon, Inc.  (1)                                                       1,690,000        93,056      .26
IDEC Pharmaceuticals Corp.  (1)                                           1,558,500        87,860      .24
Sepracor Inc.  (1)                                                        1,654,800        85,946      .24
Medlmmune, Inc.  (1)                                                      1,500,000        65,531      .18
CuraGen Corp.  (1)                                                        2,000,000        55,625      .15
OSI Pharmaceuticals, Inc.  (1)                                            1,275,000        55,622      .15
IDEXX Laboratories, Inc.  (1) (4)                                         1,700,000        40,056      .11
Applera Corp. - Celera Genomics Group                                       728,800        31,703      .09
 (formerly Celera Genomics Group)  (1)
Amylin Pharmaceuticals, Inc.  (1)  (2)                                    3,000,000        28,125      .08
Alexion Pharmaceuticals, Inc.  (1) (4)                                      920,000        27,025      .07
Genentech, Inc.  (1)                                                        500,000        26,250      .07
Biogen, Inc.  (1)                                                           333,300        23,852      .07
ILEX Oncology, Inc.  (1)                                                  1,040,000        19,240      .05


DIVERSIFIED FINANCIALS  -  2.54%
Fannie Mae                                                                6,600,000       526,020     1.44
USA Education Inc.                                                        1,880,000       136,356      .38
Capital One Financial Corp.                                               2,131,200       117,749      .32
Household International, Inc.                                             1,300,000        75,296      .21
Providian Financial Corp.                                                 1,400,000        70,014      .19


HEALTH CARE PROVIDERS & SERVICES - 2.25%
HCA - The Healthcare Co.                                                 10,651,700       421,807     1.16
Cardinal Health, Inc., Class A                                            2,825,000       286,738      .78
Universal Health Services, Inc., Class B (1)                              1,000,000        89,750      .24
WellPoint Health Networks Inc.  (1)                                         245,100        24,228      .07


COMMERCIAL SERVICES & SUPPLIES  -  2.05%
Sabre Holdings Corp., Class A  (1)                                        4,827,000       208,140      .57
Allied Waste Industries, Inc.  (1)                                        7,250,000       117,088      .32
Waste Management, Inc.                                                    3,550,000        90,063      .25
Robert Half International Inc.  (1)                                       3,500,000        84,210      .23
Cendant Corp.  (1)                                                        5,000,000        65,400      .18
Avery Dennison Corp.                                                        798,600        42,326      .12
Apollo Group, Inc., Class A  (1)                                          1,200,000        42,150      .11
Concord EFS, Inc.  (1)                                                      600,000        27,750      .08
Modis Professional Services, Inc.  (1)                                    4,000,000        24,520      .07
Paychex, Inc.                                                               600,000        23,963      .06
ServiceMaster Co.                                                         2,000,000        21,460      .06


TOBACCO  -  1.88%
Philip Morris Companies Inc.                                             13,450,000       648,021     1.78
R.J. Reynolds Tobacco Holdings, Inc.                                        641,666        36,254      .10


INTERNET SOFTWARE & SERVICES  - 1.87%
Yahoo  Inc.  (1)                                                         11,000,000       261,937      .72
Terra Networks, SA (ADR) (Spain) (1)                                     11,913,860       136,265      .37
Homestore.com, Inc.  (1)                                                  4,000,000       119,500      .33
CNET Networks, Inc. (formerly Ziff-Davis                                  4,412,508        54,881      .15
 Inc.)  (1)
Loudcloud, Inc., convertible preferred,                                   1,800,400        30,714      .09
 Series C (1)  (2) (3)
WebMD Corp.  (1)                                                          3,000,000        28,594      .08
ProAct Technologies Corp. (formerly Consumer                              6,500,000        26,000      .07
 Financial Network, Inc.), convertible preferred,
 Series C (1)  (2) (3)
Genuity Inc., Class A  (1)                                                6,371,700        17,323      .05
Tumbleweed Communications Corp.  (1)                                      1,370,000         5,095      .01
NorthPoint Communications Group, Inc.  (1)                                5,547,400         1,109      .00
iXL Enterprises, Inc.  (1)                                                  538,600           673      .00


OIL & GAS  -  1.86%
Devon Energy Corp.                                                        3,149,600       179,527      .49
EOG Resources, Inc.                                                       3,550,000       154,780      .43
Suncor Energy Inc. (Canada)                                               3,823,720        98,343      .27
Shell Canada Ltd. (Canada)                                                2,500,000        65,244      .18
Enterprise Oil PLC (United Kingdom)                                       6,500,000        59,434      .16
Pogo Producing Co.                                                        1,994,400        52,592      .14
Murphy Oil Corp.                                                            439,000        27,644      .08
Burlington Resources Inc.                                                   579,800        26,056      .07
Petro-Canada (Canada)                                                       600,000        14,116      .04


BEVERAGES  -  1.62%
Coca-Cola Co.                                                             5,400,000       286,362      .79
Adolph Coors Co., Class B                                                 1,785,000       119,506      .33
PepsiCo, Inc.                                                             2,250,000       103,680      .28
Anheuser-Busch Companies, Inc.                                            1,850,100        80,849      .22


AIRLINES  -  1.41%
Southwest Airlines Co.                                                   18,796,377       349,613      .96
Delta Air Lines, Inc.                                                     2,030,000        85,504      .23
AMR Corp.  (1)                                                            2,360,000        78,470      .22


AIR FREIGHT & COURIERS  -  1.34%
United Parcel Service, Inc., Class B                                      5,260,500       297,376      .81
FedEx Corp. (formerly FDX Corp.) (1)                                      4,700,000       192,371      .53


INDUSTRIAL CONGLOMERATES  -  1.22%
Minnesota Mining and Manufacturing Co.                                    3,000,000       338,250      .93
Norsk Hydro AS (ADR) (Norway)                                             2,502,260       106,897      .29


ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.99%
Flextronics International Ltd.                                            5,490,300       145,493      .40
 (USA - Incorporated in Singapore) (1)
Solectron Corp.  (1)                                                      3,884,000       105,839      .29
Jabil Circuit, Inc.  (1)                                                  1,900,000        42,712      .11
Sanmina Corp.  (1)                                                        1,200,000        35,775      .10
SCI Systems, Inc. (1)                                                     1,108,800        22,697      .06
Murata Manufacturing Co., Ltd. (Japan)                                      125,000        10,369      .03


WIRELESS TELECOMMUNICATION SERVICES - 0.98%
Crown Castle International Corp.  (1)                                     6,900,000       173,362      .48
Vodafone Group PLC (United Kingdom)                                      41,344,785       112,129
Vodafone Group PLC (ADR)                                                  1,270,000        34,684      .40
Sprint PCS Group  (1)                                                     1,000,000        25,180      .07
AT&T Wireless Group  (1)                                                    600,000        12,606      .03


IT CONSULTING & SERVICES  -  0.95%
Computer Sciences Corp.  (1)                                              3,094,700       184,785      .51
Acxiom Corp.  (1)                                                         4,325,000       120,559      .33
Ceridian Corp.  (1)                                                       1,351,600        27,343      .08
Affiliated Computer Services, Inc., Class A (1)                             200,000        12,578      .03


DIVERSIFIED TELECOMMUNICATION SERVICES - 0.89%
AT&T Corp.                                                                5,600,000       128,800      .35
Sprint FON Group                                                          3,199,400        71,539      .20
NTL Inc.  (1)                                                             2,700,000        70,173      .19
WorldCom, Inc.  (1)                                                       2,000,000        33,250      .09
Broadview Networks Holdings, Inc., convertible                            1,588,972        21,000      .06
 preferred, Series E (1) (2) (3)


COMPUTERS & PERIPHERALS  -  0.86%
Lexmark International, Inc., Class A  (1)                                 2,000,000       104,000      .29
Compaq Computer Corp.                                                     3,244,800        65,545      .18
International Business Machines Corp.                                       550,000        54,945      .15
Dell Computer Corp.  (1)                                                  2,063,600        45,141      .12
Quantum Corp. -- Hard Disk Drive  (1)                                     2,100,000        22,050      .06
Storage Technology Corp.  (1)                                             2,000,000        20,500      .06


HEALTH CARE EQUIPMENT & SUPPLIES  -  0.80%
Applera Corp. - Applied Biosystems Group                                  2,208,600       152,614      .42
 (formerly PE Biosystems Group)
Guidant Corp.  (1)                                                        1,470,700        74,962      .20
Becton, Dickinson and Co.                                                 1,000,000        35,980      .10
Medtronic, Inc.                                                             560,000        28,661      .08


BANKS  -  0.78%
Bank of America Corp.                                                     2,500,000       124,875      .34
Wells Fargo & Co.                                                         2,000,000        99,280      .27
Charter One Financial, Inc.                                               2,100,000        59,976      .17


CONTAINERS & PACKAGING  -  0.54%
Sealed Air Corp.  (1)                                                     4,180,000       163,647      .45
Owens-Illinois, Inc.  (1)                                                 4,500,000        35,325      .09


ELECTRIC UTILITIES  -  0.52%
Edison International                                                     12,715,300       189,458      .52


ROAD & RAIL  -  0.41%
Burlington Northern Santa Fe Corp.                                        5,000,000       150,050      .41


CHEMICALS  -  0.40%
Dow Chemical Co.                                                          3,000,000        98,430      .27
Millennium Chemicals Inc.                                                 1,425,000        25,507      .07
Syngenta AG (Switzerland) (1)                                               196,084        11,411
Syngenta AG (ADR) (1)                                                        47,219           548      .03
A. Schulman, Inc.                                                           945,000        11,399      .03


ENERGY EQUIPMENT & SERVICES  -  0.28%
Baker Hughes Inc.                                                         1,689,200        66,217      .18
Schlumberger Ltd. (Netherlands Antilles)                                    555,400        35,407      .10


OTHER INDUSTRIES  -  0.53%
BHP Ltd. (formerly Broken Hills                                           5,842,633        64,568      .18
 Proprietary Co. Ltd.) (Australia)
Questar Corp.                                                             2,075,000        56,855      .15
Dole Food Co., Inc.                                                       2,721,900        44,911      .12
X.com Corp., convertible preferred,                                       5,400,000        14,850      .04
 Series C (1) (2) (3)
Walgreen Co.                                                                300,000        13,296      .04

MISCELLANEOUS -  3.34%
Other equity securities in initial period of                                            1,217,511     3.34
 acquisition



Total Equity Securities (cost: $26,865,561,000)                                        31,011,752    85.00


                                                                         Principal        Market  Percent
                                                                            Amount         Value   of Net
Short-Term Securities                                                         (000)         (000)  Assets

Corporate Short-Term Notes -   5.27%
General Motors Acceptance Corp. 5.47%-5.65%                                 150,000       149,397      .41
 due 3/19-4/9/2001
CIT Group, Inc. 5.25%-5.55% due 3/26-5/7/2001                               105,000       104,215      .28
Park Avenue Receivables Corp. 5.45%-5.50%                                    99,900        99,817      .27
 due 3/1-3/14/2001 (2)
GE Financial Assurance Holdings Inc. 5.49%                                   94,900        94,289      .26
 due 4/2-4/24/2004 (2)
Equilon Enterprises LLC 5.42%-5.75% due                                      67,500        67,384
 3/2-3/26/2001
Motiva Enterprises LLC 5.47% due 3/26/2001                                   25,000        24,901      .25
Alcoa Inc. 5.18%-5.60% due 3/6-5/1/2001                                      88,200        87,860      .24
American Express Credit Corp. 5.24%-5.38%                                    75,000        74,468      .20
 due 3/15-5/8/2001
Minnesota Mining & Manufacturing Co.                                         72,000        71,638      .20
 5.21%-6.27% due 3/19-4/17/2001
Wells Fargo & Co. 6.38%-6.48% due 3/1-3/2/2001                               71,600        71,583      .20
General Dynamics Corp. 5.18%-5.45% due                                       70,000        69,431      .19
 4/11-5/7/2001 (2)
Verizon Global Funding Corp. 5.34%-5.40%                                     42,300        42,003
 due 3/27-4/20/2001
Verizon Network Funding Corp. 5.25% due 4/27/2001                            25,000        24,791      .18
Preferred Receivables Funding Corp.                                          64,300        64,247      .18
 5.48%-5.70% due 3/2-3/12/2001 (2)
H.J. Heinz Co. 5.32%-5.47% due 3/14-4/2/2001                                 60,000        59,773      .16
Bank of America Corp. 5.23%-5.36% due                                        60,000        59,421      .16
 4/27-5/21/2001
Motorola, Inc. 5.32%-5.35% due 3/30-4/9/2001                                 54,650        54,355      .15
Citibank NA 6.54% due 3/7/2001                                               50,000        50,008      .14
Wachovia Corp. 6.45% due 3/5/2001                                            50,000        49,959      .14
Ford Motor Credit Co. 6.32% due 3/6/2001                                     50,000        49,952      .14
Gannett Co., Inc. 5.47% due 3/19/2001 (2)                                    50,000        49,856      .14
Merck & Co., Inc. 5.35% due 3/21/2001                                        50,000        49,844      .14
SBC Communications Inc. 5.20%-5.52% due                                      44,805        44,578      .12
 3/8-5/10/2001 (2)
Marsh USA Inc. 5.23%-6.35% due                                               44,200        43,985      .12
 3/19-5/14/2001 (2)
Halliburton Co. 6.32% due 3/27/2001                                          42,000        41,826      .11
E.I. du Pont de Nemours and Co. 5.43%-5.51%                                  38,800        38,683      .11
 due 3/7-3/27/2001
Monsanto Co. 5.11%-6.35% due 3/16-5/31/2001 (2)                              38,500        38,109      .10
Emerson Electric Co. 6.35% due 3/6/2001 (2)                                  35,000        34,966      .10
BellSouth Capital Funding Corp. 6.35%                                        35,000        34,929      .09
 due 3/13/2001 (2)
Target Corp. 5.33%-5.51% due 3/5-4/3/2001                                    32,100        31,947      .09
E.W. Scripps Co. 6.36%-6.37% due                                             30,000        29,963      .08
 3/7-3/9/2001 (2)
Wal-Mart Stores, Inc. 5.51% due 3/20/2001(2)                                 25,000        24,923      .07
Ciesco LP 5.50% due 3/26/2001                                                25,000        24,900      .07
AIG Funding, Inc. 5.38% due 4/3/2001                                         25,000        24,874      .07
Gillette Co. 5.42% due 4/18/2001 (2)                                         25,000        24,818      .07
Archer Daniels Midland Co. 5.02% due 6/25/2001                               13,000        12,791      .04

U.S. Treasuries & Other Federal Agencies - 10.01%
Fannie Mae 5.04%-6.34% due 3/1-6/26/2001                                  1,452,296     1,440,131     3.95
Federal Home Loan Banks 5.10%-6.34% due                                     942,712       936,047     2.57
 3/1-6/29/2001
Freddie Mac 4.835%-6.35% due 3/2-5/31/2001                                  807,958       803,833     2.20
SLM Holding Corp. 6.20% due 3/21/2001                                       150,000       149,522
SLM Holding Corp. 0%-5.81% due 4/19-8/16/2001 (5)                           175,000       174,945      .89
Federal Farm Credit Bank 5.16%-5.18% due                                     79,000        78,255      .21
 5/4-5/15/2001
United States Treasury Bills 6.09%-6.10%                                     70,500        70,289      .19
 due 3/22/2001

Non-U.S. CURRENCY  -  0.01%
New Taiwanese Dollar                                                    NT$116,554          3,608      .01


Total Short-Term Securities (cost: $5,574,481,000)                                      5,577,114    15.29

Total Investment Securities (cost: $32,440,042,000)                                    36,588,866   100.29

Excess of payables over cash and receivables                                              104,466      .29

NET ASSETS                                                                            $36,484,400   100.00





(1) Non-income-producing security.
(2) Purchased in a private placement transaction;
  may require resale to the public
  or sale only to qualified institutional buyers.
(3) Valued under procedures established by the Board of Directors.
(4) The fund owns 5.11% of the outstanding voting securities of Alexion Pharmaceuticals, Inc.
  and 5.12% of the outstanding voting securities of Idexx Laboratories, Inc., and thus is considered an affiliate as defined under the Investment
  Company Act of 1940.
(5) Coupon rate may change periodically.


ADR = American Depositary Receipts

See Notes to Financial Statements

The Growth Fund of America
FINANCIAL STATEMENTS
                                                                                             (Unaudited)
STATEMENT OF ASSETS AND LIABILITIES
at February 28, 2001                                                     (dollars in  thousands)
Assets:
Investment securities at market
 (cost: $32,440,042)                                                                         $36,588,866
Cash                                                                                                 101
Receivables for -
 Sales of investments                                                       $214,722
 Sales of fund's shares                                                      105,974
 Dividends and interest                                                       19,894             340,590
                                                                                              36,929,557

Liabilities:
Payables for -
 Purchases of investments                                                    365,103
 Repurchases of fund's shares                                                 47,416
 Management services                                                           9,155
 Other expenses                                                               23,483             445,157
Net Assets at February 28, 2001 -
 Total authorized capital stock-2,000,000,000 shares                                         $36,484,400


Class A shares, $0.001 par value:
 Net Assets                                                                                  $35,607,202
 Shares outstanding                                                                        1,404,967,640
 Net asset value per share                                                                        $25.34
Class B shares, $0.001 par value:
 Net Assets                                                                                   $  877,198
 Shares outstanding                                                                           34,808,628
 Net asset value per share                                                                        $25.20

See Notes to Financial Statements

STATEMENT OF OPERATIONS                                                                      (Unaudited)
for the six months ended February 28, 2001                               (dollars in  thousands)
Investment Income:
Income:
 Dividends                                                                   $89,115
 Interest                                                                    189,132            $278,247

Expenses:
 Management services fee                                                      59,602
 Distribution expenses - Class A                                              47,233
 Distribution expenses - Class B                                               3,207
 Transfer agent fee - Class A                                                 20,074
 Transfer agent fee - Class B                                                    406
 Reports to shareholders                                                         615
 Registration statement and prospectus                                         3,754
 Postage, stationery and supplies                                              2,443
 Directors' fees                                                                  97
 Auditing and legal fees                                                          47
 Custodian fee                                                                   507
 Taxes other than federal income tax                                               3
 Other expenses                                                                    5             137,993
 Net investment income                                                                           140,254

Realized Gain and Unrealized
 Depreciation on Investments:
Net realized gain                                                                              2,019,309
Net unrealized depreciation
 on investments                                                                              (10,056,513)
 Net realized gain and
  unrealized depreciation
  on investments                                                                              (8,037,204)

Net Decrease in Net Assets Resulting
 from Operations                                                                             ($7,896,950)

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS                                       (dollars in  thousands)

                                                                          Six months
                                                                               ended          Year ended
                                                                        February 28,          August 31,
                                                                               2001*                 2000
Operations:
Net investment income                                                       $140,254            $176,980
Net realized gain on investments                                           2,019,309           5,138,742
Net unrealized (depreciation) appreciation
 on investments                                                          (10,056,513)          7,010,592
 Net (decrease) increase in net assets
  resulting from operations                                               (7,896,950)         12,326,314

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income:
  Class A                                                                   (171,326)            (37,243)
  Class B                                                                     (1,765)
Distributions from net realized gain on investments:
  Class A                                                                 (4,838,923)         (2,644,238)
  Class B                                                                    (85,748)
Total dividends and distributions                                         (5,097,762)         (2,681,481)

Capital Share Transactions:
Proceeds from shares sold                                                  6,199,205          12,180,471
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on investments                         4,913,800           2,584,000
Cost of shares repurchased                                                (2,728,526)         (3,987,584)
 Net increase in net assets resulting from
  capital share transactions                                               8,384,479          10,776,887

Total (Decrease) Increase in Net Assets                                   (4,610,233)         20,421,720

Net Assets:
Beginning of period                                                       41,094,633          20,672,913
End of period (including undistributed net
 investment income of:
 $38,321 and $71,158, respectively)                                      $36,484,400         $41,094,633


*Unaudited

See Notes to Financial Statements


            The Growth Fund of America

Notes to Financial Statements

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The Growth Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund invests in a wide range of companies that appear to offer superior opportunities for growth of capital. The fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 5.75%. Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agent fees than Class A shares. Class B shares are automatically converted to Class A shares after eight years. Holders of both classes of shares have equal pro rata rights to assets and identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only their class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily between Class A and Class B based on their relative net asset values. Distribution expenses, certain transfer agent fees and any other applicable class-specific expenses are accrued daily and charged to the respective share class.

NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social, and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend income is recorded net of non-U.S. taxes paid. For the six months ended February 28, 2001, such non-U.S. taxes were $1,137,000.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends and other receivables and payables were $464,000 for the six months ended February 28, 2001.

FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of February 28, 2001, net unrealized appreciation on investments for book and federal income tax purposes aggregated $4,148,824,000; $7,072,186,000 related to appreciated securities and $2,923,362,000 related to depreciated securities. During the six months ended February 28, 2001, the fund realized, on a tax basis, a net capital gain of $2,019,773,000 on the sale of securities. The tax basis net capital gain exceeds the amount recorded for financial reporting purposes since non-U.S. currency losses realized on the sale of securities are deducted from ordinary income for tax purposes. The cost of portfolio securities for book and federal income tax purposes was $32,440,042,000 at February 28, 2001.

FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $59,602,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.50% per annum of the first $1 billion of average daily net assets decreasing to 0.276% of such assets in excess of $55 billion. For the six months ended February 28, 2001, the management services fee was equivalent to an annualized rate of 0.310% of average daily net assets.

DISTRIBUTION EXPENSES - American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $14,147,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares during the six months ended February 28, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations. The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expense are approved in advance by the fund's Board of Directors. The plans provide for aggregate annual expense limits of 0.25% of net assets for Class A shares, and 1.00% of net assets for Class B shares.

For Class A shares, approved categories of expense include dealer service fees of up to 0.25% of net assets. Also included are reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. These reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the fund's overall 0.25% annual expense limit is not exceeded. For the six months ended February 28, 2001, aggregate distribution expenses were limited to $47,233,000, or 0.25% of net assets attributable to Class A shares. As of February 28, 2001, unreimbursed expenses which remain subject to reimbursement totaled $6,118,000.

For Class B shares, approved categories of expense include fees of 0.75% per annum payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. Also included are service fees of 0.25% per annum. These fees are paid to AFD to compensate AFD for paying service fees to qualified dealers. For the six months ended February 28, 2001, aggregate distribution expenses were $3,207,000, or 1.00% of net assets attributable to Class B shares.

As of February 28, 2001, accrued and unpaid distribution expenses payable to AFD for Class A and Class B shares were $18,251,000 and $668,000, respectively.

TRANSFER AGENT FEE - A fee of $20,480,000 was incurred during the six months ended February 28, 2001 pursuant to an agreement with American Funds Service Company (AFS), the transfer agent for the fund.

DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of February 28, 2001, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Directors, were $865,000.

AFFILIATED DIRECTORS AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Directors are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $11,870,741,000 and $8,008,567,000, respectively, during the six months ended February 28, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. During the six months ended February 28, 2001, the custodian fee of $507,000 includes $70,000 that was paid by these credits rather than in cash.

As of February 28, 2001, net assets consisted of the following:

Capital share transactions in the fund were as follows:
                                            (dollars in thousands)
Capital paid in on shares of capital stock        $30,747,205
Undistributed net investment income                    38,321
Accumulated net realized gain                       1,550,032
Net unrealized appreciation                         4,148,842
Net assets                                        $36,484,400

GROWTH FUND OF AMERICA
Capital Share

                                                                Six Months ended      February 28,2001
                                                                     Amount (000)               Shares
Class A Shares:
  Sold                                                            $     5,576,709          184,105,430
  Reinvestment of dividends and distributions                           4,828,708          178,378,562
  Repurchased                                                          (2,697,794)         (90,109,712)
   Net increase in Class A                                              7,707,623          272,374,280

Class B Shares:*
  Sold                                                                    622,496           20,875,944
  Reinvestment of dividends and distributions                              85,092            3,157,389
  Repurchased                                                             (30,732)          (1,065,065)
   Net increase in Class B                                                676,856           22,968,268

Total net increase in fund                                        $     8,384,479          295,342,548





                                                                      Year ended        August 31, 2000
                                                                     Amount (000)               Shares
Class A Shares:
  Sold                                                            $    11,779,150          375,822,583
  Reinvestment of dividends and distributions                           2,584,000           95,682,395
  Repurchased                                                          (3,984,053)        (127,934,299)
  Net increase in Class A                                              10,379,097          343,570,679
Class B Shares:*
  Sold                                                                    401,321           11,944,670
  Reinvestment of dividends and distributions
  Repurchased                                                              (3,531)            (104,310)
   Net increase in Class B                                                397,790           11,840,360
Total net increase in fund                                        $    10,776,887          355,411,039



* Class B shares were not offered before March 15, 2000.

PER-SHARE DATA AND RATIOS (1)
                                                                                    Net
                                         Net asset                         gains(losses)
                                             value,             Net        on securities     Total from
                                          beginning       investment      (both realized      investment
Period ended                              of period           income     and unrealized)      operations
Class A:
 02/28/2001                                   $35.91          .11(2)           (6.44)(2)          $(6.33)
2000                                           26.20          .18(2)            12.77(2)            12.95
1999                                           17.95              .07              10.48            10.55
1998                                           20.14              .10               (.10)             .00
1997                                           15.39              .13               5.59             5.72
1996                                           16.55              .13               (.01)             .12

Class B:
 02/28/2001                                    35.79          .01(2)           (6.42)(2)           (6.41)
2000(4)                                        32.44                             3.35(2)             3.35





                                          Dividends
                                         (from net     Distributions
                                         investment    (from capital               Total
Period ended                                income)           gains)       distributions
Class A:
 02/28/2001                                   $(.14)          $(4.10)             $(4.24)
2000                                           (.04)           (3.20)              (3.24)
1999                                           (.09)           (2.21)              (2.30)
1998                                           (.13)           (2.06)              (2.19)
1997                                           (.11)            (.86)               (.97)
1996                                           (.14)           (1.14)              (1.28)

Class B:
 02/28/2001                                    (.08)           (4.10)              (4.18)
2000(4)






                                         Net asset                           Net assets,
                                         value, end           Total        end of period
Period ended                              of period           return       (in millions)
Class A:
 02/28/2001                                   $25.34         (18.38)%            $35,607
2000                                           35.91            53.51              40,671
1999                                           26.20            61.26              20,673
1998                                           17.95            (.24)              11,798
1997                                           20.14            38.54              11,646
1996                                           15.39              .90               8,511

Class B:
 02/28/2001                                    25.20          (18.67)                 877
2000(4)                                        35.79            10.33                 424






                                          Ratio of         Ratio of
                                           expenses       net income           Portfolio
                                         to average       to average            turnover
Period ended                             net assets       net assets                rate
Class A:
 02/28/2001                                 .70%(3)          .74%(3)               24.17%
2000                                             .70              .58               46.53
1999                                             .70              .28               45.61
1998                                             .70              .48               38.84
1997                                             .72              .73               34.10
1996                                             .74              .82               27.95

Class B:
 02/28/2001                                 1.48(3)           .03(3)                24.17
2000(4)                                     1.45(3)                             46.53(5)

SHARE RESULTS: CLASS B, CLASS C AND CLASS F
Average annual compound returns for periods ended March 31, 2001
(the most recent calendar quarter):

                                         ONE YEAR        LIFETIME*

CLASS B SHARS
reflects applicable contingent deferred
sales charge (CDSC), maximum of 5%,
payable only if shares are sold           -25.48%         -19.79%

not reflecting CDSC                       -22.11%         -17.04%


CLASS C AND CLASS F SHARES
Resultsfor these shares are not shown
because of the brief time between
their introduction on March 15, 2001,
and the end of the period.

*From March 15, 2000, when B shares first became available.



BOARD OF DIRECTORS & OFFICERS OF THE FUND

BOARD OF DIRECTORS

GUILFORD C. BABCOCK
San Marino, California
Associate Professor of Finance,
Marshall School of Business,
University of Southern California

JAMES E. DRASDO
Los Angeles, California
President of the fund
Senior Vice President,
Capital Research and
Management Company

ROBERT A. FOX
Livingston, California
Managing General Partner,
Fox Investments, LP; Professor
and Executive-in-Residence,
University of California, Davis;
former President and
Chief Executive Officer,
Foster Farms Inc.

ROBERTA L. HAZARD
McLean, Virginia
Consultant; Rear Admiral,
U.S. Navy (retired)

LEONADE D. JONES
Burlingame, California
Co-founder and adviser,
VentureThink LLC and
Versura Inc.; former Treasurer,
The Washington Post Company

JOHN G. MCDONALD
Stanford, California
The IBJ Professor of Finance,
Graduate School of Business,
Stanford University

GAIL L. NEALE
Burlington, Vermont
President, The Lovejoy
Consulting Group, Inc.;
former Executive Vice President
of the Salzburg Seminar

HENRY E. RIGGS
Claremont, California
President, Keck Graduate Institute
of Applied Life Sciences

JAMES F. ROTHENBERG
Los Angeles, California
Chairman of the Board of the fund
President and Director,
Capital Research and
Management Company

PATRICIA K. WOOLF, PH.D.
Princeton, New Jersey
Private investor; corporate director;
lecturer, Department of Molecular Biology,
Princeton University

OTHER OFFICERS

GORDON CRAWFORD
Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and Management
Company

PAUL G. HAAGA, JR.,
Los Angeles, California
Senior Vice President of the fund
Executive Vice President and Director,
Capital Research and Management
Company

DONALD D. O'NEAL
San Francisco, California
Senior Vice President of the fund
Senior Vice President, Capital Research
and Management Company

RICHARD M. BELESON
San Francisco, California
Vice President of the fund
Senior Vice President and Director,
Capital Research Company

MICHAEL T. KERR
Los Angeles, California
Vice President of the fund
Senior Vice President,
Capital Research Company

BRADLEY J. VOGT
Washington, D.C.
Vice President of the fund
Executive Vice President and Director,
Capital Research Company

PATRICK F. QUAN
San Francisco, California
Secretary of the fund
Vice President - Fund Business
Management Group,
Capital Research and
Management Company

SHERYL F. JOHNSON
Norfolk, Virginia
Treasurer of the fund
Vice President - Fund Business
Management Group,
Capital Research and
Management Company

DAVID A. PRITCHETT
Norfolk, Virginia
Assistant Treasurer of the fund
Vice President - Fund Business
Management Group,
Capital Research and
Management Company

OFFICE OF THE FUND
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, California 94120-7650

INVESTMENT ADVISER
Capital Research and
Management Company
333 South Hope Street
Los Angeles, California 90071-1443
135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205
P.O. Box 659522
San Antonio, Texas 78265-9522
P.O. Box 6007
Indianapolis, Indiana 46206-6007
P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02105-1713

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL FREE, AT 800/421-0180 OR VISIT US AT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of The Growth Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2001, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

[The American Funds Group(r)]

There are several ways to invest in The Growth Fund of America. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares are about 0.75% higher than for Class A shares over the first eight years of ownership, after which Class B shares convert to Class A shares. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares are subject to annual expenses about 0.82% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, have higher expenses (about 0.06% a year) than do Class A shares, and an annual asset-based fee charged by the sponsoring firm. Because expenses are first deducted from income, dividends for each class will vary.

Printed on recycled paper
Litho in USA CDA/AL/4985
Lit. No. GFA-013-0401